EXHIBIT 99.2

FIRST AMENDMENT TO OPTION AGREEMENT

          THIS FIRST AMENDMENT TO OPTION AGREEMENT entered into effective as of the 28 day of June, 2005, by and among NASH COUNTY BUSINESS DEVELOPMENT AUTHORITY, a North Carolina nonprofit corporation, NASH COUNTY, a body politic of the State of North Carolina (hereinafter referred to as the “Seller”) and THE CHEESECAKE FACTORY BAKERY INCORPORATED, a California corporation (hereinafter referred to as the “Purchaser”).

WITNESSETH

          WHEREAS, the parties hereto have executed and delivered a certain Option Agreement to be effective as of the 2nd day of May, 2005 (the “Option Agreement”) providing the Option to acquire the Property (as described therein) by Purchaser after a sixty (60) day Feasibility Study Period;

          WHEREAS, certain events and occurrences have affected the schedule for proceeding with the Purchaser’s project and the Feasibility Study Period as contemplated by the Option Agreement, and the parties desire to amend the Option Agreement to change the time by which actions are to be taken;

          NOW, THEREFORE, IN CONSIDERATION OF THE RESPECTIVE COVENENTS AND OTHER UNDERTAKINGS OF THE PARTIES AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

          1.          Amendment.  Seller and Purchaser hereby mutually agree to extend the time within which the option to purchase the property may occur for an additional period of thirty (30) days.  To further clarify the extension of the option, it is hereby agreed that the period of sixty (60) days originally granted to Purchaser in which to conduct studies (the “Feasibility Study Period”), is hereby extended for an additional thirty (30) days to give the Purchaser a period of ninety (90) days from the date of original execution of the Agreement by Seller and Purchaser within which the Purchaser may conduct the study.

          2.          Ratification.  Except as modified hereby, the Option Agreement is hereby ratified and affirmed by the parties.

          3.          Binding Effect.  The First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          4.          Construction.  All capitalized terms used herein and not defined herein shall have the meanings set forth in the Option Agreement.

          5.          Execution.  This First Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and all of which, when taken together, constitute one and the same document.  The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.  Delivery of an executed counterpart of a signature page to this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this First Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

          IN WITNESS WHEREOF, the parties have hereunto affixed their hands and seals to multiple counterpart originals which collectively shall constitute a single instrument effective as of the day and year first above written

NASH COUNTY BUSINESS DEVELOPMENT AUTHORITY

By:	/s/ GARY R. GLISSON

Name:	Gary R. Glisson
Its:	Vice Chairman

ATTEST:

/s/ SHARON B. ARMSTRONG

Secretary

(CORPORATE SEAL)

NASH COUNTY

BY:	/s/ J. CLAUDE MAYO, JR.

Chairman, Nash County Board of Commissioners

ATTEST:

/s/ WAYNE MOORE

Nash Clerk

(CORPORATE SEAL)

THE CHEESECAKE FACTORY BAKERY INCORPORATED

BY:	/s/ DAVID OVERTON

President

ATTEST:

/s/ DEBBY R. ZURZOLO

Secretary

(CORPORATE SEAL)

STATE OF CALIFORNIA

COUNTY OF ______________

          I, _________________________, a Notary Public of the State and County aforesaid, certify that ___________________________ personally came before me this day and acknowledged that ___he is _________ Secretary of THE CHEESECAKE FACTORY BAKERY INCORPORATED, a California corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _______ President, sealed with its corporate seal, and attested by _____self as its _________ Secretary.

          Witness my hand and official stamp or seal, this ______ day of _______________, 2005.

See attached

Notary Public

My commission expires: ___________________

(NOTARY SEAL)

STATE OF NORTH CAROLINA

COUNTY OF NASH

          I, Marianne J. Taylor, a Notary Public of the State and County aforesaid, certify that Wayne Moore personally came before me this day and acknowledged that he is Clerk to the Board of Commissioners of NASH COUNTY, a body politic of the state of North Carolina, and that by authority duly given and as the act of the said Nash County, the foregoing instrument was signed in its name by Chairman of its Board of Commissioners, sealed with its corporate seal, and attested by himself as its Clerk.

          Witness my hand and official stamp or seal, this 30th day of June, 2005.

/s/ MARIANNE J. TAYLOR

Notary Public

My commission expires: 3-31-09

(NOTARY SEAL)

STATE OF CALIFORNIA

COUNTY OF VENTURA

On June 28, 2005, before me, Asally Adib, Notary Public. Personally appeared David Overton, personally known to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and seal.

/s/ ASALLY ADIB

Notary Public

(NOTARY SEAL)

STATE OF NORTH CAROLINA

COUNTY OF NASH

          I, Marianne J. Taylor, a Notary Public of the State and County aforesaid, certify that Sharon B. Armstrong personally came before me this day and acknowledged that she is Secretary Clerk to the Board of NASH COUNTY BUSINESS DEVELOPMENT AUTHORITY, a ___________________________, and that by authority duly given and as the act of the said Nash County, the foregoing instrument was signed in its name by Vice Chairman of its Board, sealed with its corporate seal, and attested by herself as its Secretary.

          Witness my hand and official stamp or seal, this 30th day of June, 2005.

/s/ MARIANNE J. TAYLOR

Notary Public

My commission expires: 3-31-09

(NOTARY SEAL)

EXHIBIT A

DESCRIPTION OF OPTION PROPERTY

Being Lot 3B as shown on plat entitled “Major Final Plat – Section 3, Whitaker Business and Industry Center”, by Joyner, Keeny & Associates, dated March 16, 1999, and recorded in Plat Book 28, Pages 104 and 105, Nash County Registry.